                             RESTRICTED GLOBAL NOTE (IAI)

No. 1                                                                     $0.00
                                                              CUSIP 150-925-AB1

                                 CELLSTAR CORPORATION

                      5% Convertible Subordinated Notes Due 2002

    UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, THIS RESTRICTED GLOBAL NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

    THE NOTE EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT
    (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) (AN "INSTITUTIONAL ACCREDITED INVESTOR") OR

    (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THE NOTE EVIDENCED HEREBY IN AN OFFSHORE TRANSACTION; (2) AGREES THAT IT WILL NOT PRIOR TO THE DATE THAT IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUANCE OF THE NOTE EVIDENCED HEREBY AND THE LAST DATE ON WHICH CELLSTAR CORPORATION (THE "COMPANY") OR ANY "AFFILIATE" (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF THE COMPANY WAS THE OWNER OF THE NOTE (THE "RESTRICTION TERMINATION DATE") RESELL OR OTHERWISE TRANSFER THE NOTE EVIDENCED HEREBY OR THE COMMON STOCK ISSUABLE UPON CONVERSION OF SUCH NOTE EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE BANK OF NEW YORK, AS TRUSTEE, A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE NOTE EVIDENCED HEREBY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM SUCH TRUSTEE), (D) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (F) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT; AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE NOTE EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THE NOTE EVIDENCED HEREBY BEFORE THE RESTRICTION TERMINATION DATE, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE BANK OF NEW YORK, AS TRUSTEE. IF THE PROPOSED TRANSFER IS PURSUANT TO CLAUSE (B), (C), (D) OR (E) ABOVE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE BANK OF NEW YORK, AS TRUSTEE, SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE COMPANY OR TRUSTEE MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE

    REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED UPON THE RESTRICTION TERMINATION DATE. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

         CELLSTAR CORPORATION, a corporation duly organized and validly existing under the laws of the State of Delaware (the "Company"), which term includes any successor Company under the Indenture referred to on the reverse hereof, for value received hereby promises to pay to CEDE & Co., or registered assigns, the principal sum of Zero Dollars on October 15, 2002, at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, or, at the option of the holder of this Note, at the Corporate Trust Office of the Trustee, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semi-annually on April 15 and October 15 of each year, commencing April 15, 1998, on said principal sum at said office or agency, in like coin or currency, at the rate per annum specified in the title of this Note, from the April 15 or October 15 as the case may be, next preceding the date of this Note to which interest has been paid or duly provided for, unless the date hereof is a date to which interest has been paid or duly provided for, in which case from the date of this Note, or unless no interest has been paid or duly provided for on the Notes, in which case from October 14, 1997, until payment of said principal sum has been made or duly provided for; provided that if the Company shall default in the payment of interest due on such April 15 or October 15, then this Note shall bear interest from the next preceding April 15 or October 15 to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for on such Note, from October 14, 1997. The interest so payable on any April 15 or October 15 will be paid to the person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on the record date, which shall be the April 1 or October 1 (whether or not a Business Day) next preceding such April 15 or October 15, respectively; provided that any such interest not punctually paid or duly provided for shall be payable as provided in the Indenture. Interest shall be paid by wire transfer of immediately available funds to the Depositary or its nominee, as record holder of this global Note unless other arrangements are made in accordance with the provisions of the Indenture.

         The aggregate principal amount of this Restricted Global Note represented hereby may from time to time be reduced or increased to reflect exchanges of a part of this Restricted Global Note for interests in another Restricted Global Note, the Regulation S Global Note or definitive Notes or exchanges of interests in another Restricted Global Note, the Regulation S Global Note or definitive Notes for a part of this Restricted Global Note or conversions or redemptions of a part of this Restricted Global Note or cancellations of a part of this Restricted Global Note or transfers of interests in another Restricted Global Note, the Regulation S Global Note or definitive Notes in return for a part of this Restricted Global Note or transfers of a part of this Restricted Global Note effected by delivery of interests in another Restricted Global Note, the Regulation S Global Note or definitive Notes, in each case, and in any such case, by means of notations on the Schedule of Exchanges, Conversions, Redemptions, Cancellations and Transfers on the last page hereof. Notwithstanding any provision of this Restricted Global Note to the contrary, (i) exchanges of a part of this Restricted Global Note for interests in another Restricted Global Note, the Regulation S Global Note or definitive Notes, (ii) exchanges of interests in another Restricted Global Note, the Regulation S Global Note or definitive Notes for a part of this Restricted Global Note, (iii) conversions or redemptions of a part of this Restricted Global Note, (iv) cancellations of a part of this Restricted Global Note, (v) transfers of interests in another Restricted Global Note, the Regulation S Global Note or definitive Notes in return for a part of this Restricted Global Note and (vi) transfers of a part of this Restricted Global Note effected by delivery of interests in another Restricted Global Note, the Regulation S Global Note or definitive Notes may be effected without the surrendering of this Restricted Global Note, provided that appropriate notations on the Schedule of Exchanges, Conversions, Redemptions, Cancellations and Transfers are made by the Trustee, or the Custodian at the direction of the Trustee, to reflect the appropriate reduction or increase, as the case may be, in the aggregate principal amount of this Restricted Global Note resulting therefrom or as a consequence thereof.

         Reference is made to the further provisions of this Restricted Global Note set forth on the reverse hereof, including, without limitation, provisions giving the holder of this Restricted Global Note the right to convert this Restricted Global Note into Common Stock of the Company on the terms and subject to the limitations referred to on the reverse hereof and as more fully specified in the Indenture. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

         This Restricted Global Note shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with and governed by the laws of said State, without regard to conflicts of laws principles thereof.

         This Restricted Global Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been manually signed by the Trustee or a duly authorized authenticating agent under the Indenture.

         IN WITNESS WHEREOF, the Company has caused this Restricted Global Note to be duly executed under its corporate seal.

                                       CELLSTAR CORPORATION



                                       By: /s/ Alan H. Goldfield
                                          --------------------------------------
                                          Alan H. Goldfield
                                          Chairman of the Board of Directors and
                                          Chief Executive Officer

Attest:

/s/ Elaine Flud Rodriguez
--------------------------
    Secretary

                            CERTIFICATE OF AUTHENTICATION

Dated: October 14, 1997

         This is one of the Notes described in the within-named indenture.

                                       THE BANK OF NEW YORK, as Trustee



                                       By: /s/ Walter N. Gitlin
                                          --------------------------------------
                                          Authorized Signatory

                             CELLSTAR CORPORATION

                  5% Convertible Subordinated Notes Due 2002

         This Restricted Global Note is one of a duly authorized issue of Notes of the Company, designated as its 5% Convertible Subordinated Notes Due 2002 (herein called the "Notes"), limited to the aggregate principal amount of $150,000,000 all issued or to be issued under and pursuant to an Indenture dated as of October 14, 1997 (the "Indenture"), between the Company and The Bank of New York, as trustee (the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a complete description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the holders of the Notes. Each Note is subject to, and qualified by, all such terms as set forth in the Indenture, certain of which are summarized hereon and each holder of a Note is referred to the corresponding provisions of the Indenture for a complete statement of such terms. To the extent that there is any inconsistency between the summary provisions set forth in the Notes and the Indenture, the provisions of the Indenture shall govern. Capitalized terms used but not defined in this Note shall have the meanings ascribed to them in the Indenture.

         In case an Event of Default (as defined in the Indenture) shall have occurred and be continuing, the principal of, premium, if any, and accrued interest on all Notes may be declared, and upon said declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

         The payment of principal of, premium, if any, and interest on the Notes will, to the extent set forth in the Indenture, be subordinated in right of payment to the prior payment in full of all Senior Indebtedness (as defined in the Indenture). Upon any distribution to creditors of the Company in a liquidation or dissolution of the Company or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Company or its property, in an assignment for the benefit of creditors or any marshalling of the Company's assets and liabilities, (a) holders of Senior Indebtedness shall be entitled to receive payment in full, in cash or cash equivalents, of all amounts due or to become due thereon before Holders shall be entitled to receive any payment or distribution of any kind or character, whether in cash, cash equivalents, property, or securities, on or in respect of the Obligations, or for the acquisition of any of the Notes for cash, cash equivalents, property or securities and (b) until all Senior Indebtedness (as provided in clause (a) above) is paid in full, in cash or cash equivalents, any payment or distribution to which Holders would be entitled but for the subordination provisions of the Indenture shall be made to holders of Senior Indebtedness, as their interests may appear.

         The Company may not make any payment upon or in respect of the Notes and may not acquire from the Trustee or any Holder any Note for cash, cash equivalents, property, securities or otherwise until all Senior Indebtedness has
been paid in full, in cash or cash equivalents, if:   (a) a Payment Default
with respect to any Senior Indebtedness occurs and is continuing beyond any applicable period of grace; or (b) a default occurs and is continuing with respect to any Senior Indebtedness resulting in the acceleration of maturity of all or any portion of such Senior Indebtedness. No payment on any of the Obligations shall be made if, and the Company shall not acquire any Notes while, any other default (a "nonpayment default") occurs and is continuing (or would occur upon any payment or distribution with respect to the Obligations) with respect to Senior Indebtedness that permits holders of the Senior Indebtedness as to which such default relates to accelerate its maturity and the Trustee receives a notice of such default (a "Payment Blockage Notice") from the Bank Representative, Representative or Representatives of holders of at least a majority in principal amount of Senior Indebtedness then outstanding.

         In the event that the Trustee (or paying agent if other than the Trustee) or any holder of the Notes receives any payment of principal or interest with respect to the Notes at a time when such payment is prohibited under the Indenture, such payment shall be held in trust for the benefit of, and shall immediately be paid over and delivered to, the holders of Senior Indebtedness or their Representative as their respective interests may appear. After all Senior Indebtedness is paid in full and until the Notes are paid in full, the holders of the Notes shall be subrogated (equally and ratably with all other Indebtedness pari passu with the Notes) to the rights of holders of Senior Indebtedness to receive distributions applicable to Senior Indebtedness to the extent that distributions otherwise payable to the holders of the Notes have been applied to the payment of Senior Indebtedness.

         The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Notes at the time outstanding, evidenced as provided in the Indenture to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the holders of the Notes; provided that no such supplemental indenture shall (i) extend the fixed maturity of any Note, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof or premium, if any, thereon, or reduce any amount payable on redemption thereof, alter the obligation of the Company to redeem the Notes at the option of the holders upon the occurrence of a Change of Control or impair or affect the right of any Holder to institute suit for the payment thereof, or make the principal thereof or interest or premium, if any, thereon payable in any coin or currency other than that provided in the Notes, modify the subordination provisions in a manner adverse to the holders of the Notes, or impair the right to convert the Notes into Common Stock subject to the terms set forth in the Indenture without the consent of the holder of each Note so affected or (ii) reduce the aforesaid percentage of Notes, the holders of which are required to consent to any such supplemental indenture, without the consent of the holders of all Notes then outstanding. It is also provided in the Indenture that the holders of a majority in aggregate principal amount of the Notes at the time outstanding may on behalf of the holders of all of the Notes waive any past default or Event of Default under the Indenture and its consequences except a default in the payment of interest or any premium on or the principal of any of the Notes, a failure by the Company to convert any Notes into Common Stock of the Company or a default in respect of a covenant or provision of the Indenture that under Article X thereof cannot be modified or amended without the consent of the holders of all Notes then outstanding. Any such consent or waiver by the holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Note and any Notes that may be issued in exchange or substitution hereof, irrespective of whether or not any notation thereof is made upon this Note or such other Notes.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the place, at the respective times, at the rate and in the coin or currency herein prescribed.

         Interest on the Notes shall be computed on the basis of a 360-day year composed of twelve 30-day months.

         The Notes are issuable in registered form without coupons in denominations of $1,000 principal amount and integral multiples thereof. At the office or agency of the Company referred to on the face hereof, and in the manner and subject to the limitations provided in the Indenture, without payment of any service charge but with payment of a sum sufficient to cover any tax, assessment or other governmental charge that may be imposed in connection with any registration or exchange of Notes, Notes may be exchanged for a like aggregate principal amount of Notes of other authorized denominations.

         The Notes are not redeemable at the option of the Company prior to October 18, 2000. At any time on or after that date, the Notes may be redeemed at the Company's option, upon notice as set forth in the Indenture, in whole at any time or in part from time to time, at the optional redemption prices set forth below, together with accrued interest to the date fixed for redemption.

         If redeemed after:

                                                                Redemption
Date                                                              Price
----                                                            ----------
October 18, 2000...........................................        102%
October 15, 2001...........................................        101%
--------------------------------------------------------------------------
--------------------------------------------------------------------------

         If a Change of Control (as defined in the Indenture) shall occur at any time, then each holder of Notes shall have the right to require that the Company purchase such holder's Notes in whole or in part in integral multiples of $1,000, at a purchase price in cash in an amount equal to 101% of the principal amount of such Notes, plus accrued and unpaid interest, if any, to the repurchase date pursuant to an offer to be made by the Company and in accordance with the procedures set forth in the Indenture.

         Subject to the provisions of the Indenture, the holder hereof has the right, at its option, at any time after 60 days following the latest date of original issuance of the Notes and prior to the close of business on October 11, 2002, or, as to all or any portion hereof called for redemption, prior to the close of business on the last business date prior to the date fixed for redemption (unless the Company shall default in payment due upon redemption thereof), to convert the principal hereof or any portion of such principal that is $1,000 or an integral multiple thereof, into that number of fully paid and non-assessable shares of the Company's
Common Stock, as said shares shall be constituted at the date of conversion, obtained by dividing the principal amount of this Note or portion thereof to be converted by the conversion price of $55.335 or such conversion price as adjusted from time to time as provided in the Indenture, upon surrender of this Note, together with a conversion notice as provided in the Indenture, to the Company at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, or at the option of such holder, the Corporate Trust Office of the Trustee, and, unless the shares issuable on conversion are to be issued in the same name as this Note, duly endorsed by, or accompanied by instruments of transfer in form satisfactory to the Company duly executed by, the holder or by his duly authorized attorney. No adjustment in respect of interest or dividends will be made upon any conversion; provided that if this Note shall be surrendered for conversion during the period from the close of business on any record date for the payment of interest through the opening of business on the corresponding interest payment date, this Note (unless it or the portion being converted shall have been called for redemption) must be accompanied by an amount, in funds acceptable to the Company, equal to the interest payable on such interest payment date on the principal amount being converted. The interest payment with respect to a Note called for redemption on a date during the period from the close of business on or after any record date to the close of business on the business day following the corresponding payment date will be payable on the corresponding interest payment date to the registered Holder at the close of business on that record date
(notwithstanding the conversion of such Note before the close of business on the corresponding interest payment date) and a Holder who elects to convert need not include funds equal to the interest paid. No fractional shares will be issued upon any conversion, but an adjustment in cash will be made, as provided in the Indenture, in respect of any fraction of a share that would otherwise be issuable upon the surrender of any Note or Notes for conversion.

         Upon due presentment for registration of transfer of this Note at the office or agency of the Company in the Borough of Manhattan, The City of New York, or at the option of the holder of this Note, at the Corporate Trust Office of the Trustee, a new Note or Notes of authorized denominations for an equal aggregate principal amount will be issued in the name of the transferee in exchange thereof, subject to the conditions and limitations provided in the Indenture, without charge except for any tax, assessment or other governmental charge imposed in connection therewith.

         The Company, the Trustee, any authenticating agent, any paying agent, any conversion agent and any Note registrar may deem and treat the registered holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than the Company or any Note registrar), for the purpose of receiving payment hereof, or on account hereof, for the conversion hereof and for all other purposes, and neither the Company nor the Trustee nor any authenticating agent nor any paying agent nor any conversion agent nor any Note registrar shall be affected by any notice to the contrary. All payments made to or upon the order of such registered holder shall, to the extent of the sum or sums paid, satisfy and discharge liability for monies payable on this Note.

         No recourse for the payment of the principal of or any premium or interest on this Note, or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any Successor Company, either directly or through the Company or any Successor Company, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

                                ABBREVIATIONS

         The following abbreviations, when used in the inscription of the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common              UNIF GIFT MIN ACT -
TEN ENT - as tenants by the entireties      ___________________ Custodian
JT TEN -  as  joint tenants with right             (Cust)
          of  survivorship  and not as      ___________________ under
          tenants in common                       (Minor)

                                            Uniform Gifts to
                                            Minors Act ____________________
                                                             (State)


Additional abbreviations may also be used though not in the above list.

                          [FORM OF CONVERSION NOTICE]



To: CELLSTAR CORPORATION

         The undersigned registered owner of this Restricted Global Note hereby irrevocably exercises the option to convert this Restricted Global Note, or the portion hereof (which is $1,000 principal amount or an integral multiple thereof) below designated, into shares of Common Stock of the Company in accordance with the terms of the Indenture referred to in this Restricted Global Note, and directs that the shares issuable and deliverable upon such conversion, together with any check in payment for fractional shares and any Restricted Global Note representing any unconverted principal amount hereof, be issued and delivered to the registered holder hereof unless a different name has been indicated below. If shares or any portion of this Restricted Global Note not converted are to be issued in the name of a person other than the undersigned, the undersigned will check the appropriate box below and pay all transfer taxes payable with respect thereto. Any amount required to be paid to the undersigned on account of interest accompanies this Restricted Global Note.


Dated:
      -----------------------

                                   ----------------------------------------


                                   ----------------------------------------
                                   Signature(s)

Signature(s) must be guaranteed by an eligible Guarantor
Institution (banks,stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15 if shares of Common Stock are to be issued, or Notes to be delivered, other than to and in the name of the registered holder.

----------------------------------------------------------
Signature Guarantee

Fill in for registration of shares if to be issued, and Notes if to be delivered, other than to and in the name of the registered holder:


----------------------------------------------------------
(Name)

----------------------------------------------------------
(Street Address)

----------------------------------------------------------
(City, State and Zip Code)

Please print name and address


                             Principal amount to be converted (if less than all) $


                             ----------------------------------------------
                             Social Security or other Taxpayer
                             Identification Number

                      [FORM OF OPTION TO ELECT REPAYMENT
                          UPON A CHANGE OF CONTROL]


To: CELLSTAR CORPORATION

         The undersigned registered owner of this Restricted Global Note hereby irrevocably acknowledges receipt of a notice from CELLSTAR CORPORATION (the "Company") as to the occurrence of a Change of Control with respect to the Company and requests and instructs the Company to repay the entire principal amount of this Restricted Global Note, or the portion thereof (which is $1,000 principal amount or an integral multiple thereof) below designated, in accordance with the terms of the Indenture referred to in this Restricted Global Note, together with accrued interest to such date, to the registered holder hereof.

Dated:
      -------------------------------

                                      ----------------------------------------

                                      ----------------------------------------
                                      Signature(s)

                                      ----------------------------------------
                                      Social Security or Other Taxpayer
                                      Identification Number

                                      Principal amount to be repaid (if less
                                      than all):  $___________________________

Signature(s) must be guaranteed by an eligible
Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15 if shares of
Common Stock are to be issued, or Notes to be delivered, other than to and in the name of the registered holder.

--------------------------------------
Signature Guarantee

                                 [FORM OF ASSIGNMENT]


         For value received _____________________________ hereby sell(s), assign(s) and transfer(s) unto _________________________ (Please insert social security or other identifying number of assignee) the within Note, and hereby irrevocably constitutes and appoints ________________________________ attorney to transfer the said Note on the books of the Company, with full power of substitution in the premises.

         In connection with any transfer of the within Note occurring prior to the second anniversary of the date of original issuance of such Note, the undersigned confirms that such Note are being transferred:

/ / To CELLSTAR CORPORATION or a subsidiary thereof; or

/ / Pursuant to and in compliance with Rule 144A under the Securities Act of 1933, as amended; or

/ / To an Institutional Accredited Investor pursuant to and in compliance with the Securities Act of 1933, as amended; or

/ / Pursuant to and in compliance with Regulation S under the Securities Act of 1933, as amended; or

/ / Pursuant to and in compliance with Rule 144 under the Securities Act of 1933, as amended.

         Unless one of the boxes above is checked, the Trustee will refuse to register the within Note in the name of any person other than the registered holder thereof (or hereof); provided, however, that the Trustee may, in its sole discretion, register the transfer of such Note if it has received such certifications, legal opinions and/or other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended.

         In addition, if the transferee is an institutional accredited investor or a purchaser who is not a U.S. person, the holder must furnish to the Trustee
(i) in the case of an institutional accredited investor, a signed letter containing certain representations and agreements relating to the restrictions on transfer of the security evidenced by the within Note in such form as may be reasonably required by the Company and the Trustee and (ii) such other certifications, legal opinions or other information as it may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities
Act of 1933, as amended.

Dated:
      --------------------------------

--------------------------------------

--------------------------------------
Signature(s)

Signature(s) must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15.



--------------------------------------
Signature Guarantee

    NOTICE: The signature on the conversion notice, the option to elect payment upon a Change of Control or the assignment must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any change whatever.

                                   SCHEDULE A

                             SCHEDULE OF EXCHANGES

         The initial principal amount of this Restricted Global Note is U.S. $0.00. The following additions to principal, redemptions, exchanges of a part of this Restricted Global Note for an interest in another Restricted Global Note, the Regulation S Global Note or a definitive Note and conversions into Common Stock have been made:

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
    Date of         Principal       Principal       Remaining    Notation Made
  Addition to     Amount Added       Amount         Principal       by or on
   Principal,          on           Redeemed,        Amount      behalf of the
  Redemption,      Exchange of    Exchanged for   Outstanding       Trustee
  Exchange or      Interest in     Interest in   Following such
   Conversion     other Global       other         Transaction
                    Notes or      Global Notes
                   Definitive     or Definitive
                      Notes         Notes or
                                 Converted into
                                  Common Stock
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------